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                                                                   EXHIBIT 10.10

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of December 20, 1999 is among: NEWFIELD EXPLORATION COMPANY, a corporation formed under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION as agent (the "Agent") for the Banks (as defined in the Credit Agreement, which is defined below).

                                 R E C I T A L S

         A. The Company, the Agent, and the Banks (as defined in the Credit Agreement as defined below) have entered into that certain Amended and Restated Credit Agreement dated as of October 9, 1997, as amended, (as so amended, the "Credit Agreement"), pursuant to which the Banks have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

         B. The parties hereto now desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. The definition of "Reserve Report" in Section 1.02 of the Credit Agreement is hereby amended to read as follows:

                  "Reserve Report" shall mean a report, in form and substance satisfactory to the Agent, setting forth, as of the last day of each December (the "December 31 Reserve Report") and as of the last day of June (the "June 30 Reserve Report") (or such other date in the event of an unscheduled redetermination) the proved oil and gas reserves attributable to the Company's Oil and Gas properties, together with a projection of the rate of production and future net income, production, severance or similar taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time. Furthermore, such information shall be provided for each individual well, unit or lease comprising the Company's Oil and Gas Properties and by category of the reserves contained in each well, unit or lease including proved producing, proved non-producing and proved undeveloped.

         3. Section 1.02 of the Credit Agreement is hereby supplemented by the addition of the following definition in the appropriate alphabetical order:

                  "Third Amendment" shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 20, 1999, among the Company, the parties thereto and the Agent.
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         4. Section 8.04(a) of the Credit Agreement is hereby amended to read as follows:

                  (a) The Company shall deliver the December 31 Reserve Report at least 60 days prior to the next following May 1 Scheduled Redetermination Date. The Company shall deliver the June 30 Reserve Report at least 60 days prior to the next following November 1 Scheduled Redetermination Date. The December 31 Reserve Report shall include (a) a report prepared by Ryder-Scott Company, Petroleum Engineers, or other certified independent engineer satisfactory to the Agent (the "Outside Report"), which covers at least 80% of the proved oil and gas reserves attributable to the Company's Oil and Gas properties, and (b) a report prepared by or under the supervision of the Chief Engineer of the Company who shall certify such report to be true and accurate and to have been prepared in accordance with the procedures used in such Outside Report (the "Company Report"), which covers the proved oil and gas reserves attributable to the Company's Oil and Gas Properties which were not covered by such Outside Report. The June 30 Report shall include a Company Report which covers the proved oil and gas reserves attributable to all of the the Company's Oil and Gas Properties. The Company may elect to use the December 31 Reserve Report instead of preparing the June 30 Reserve Report, in which case reserve run off with no replacement will be assumed. Further, the Company will be required to provide a review of the Oil and Gas Properties which shall include a comparison of actual and projected production volumes.

         5. This Amendment shall become binding on the Banks when, and only when, the Agent shall have received an original or facsimile executed signature page to this Agreement from the Company and the Majority Banks.

         6. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Loan Documents shall remain in full force and effect in accordance with its terms.

         7. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

         8. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                          [SIGNATURES BEGIN NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of date first above written.

                                             NEWFIELD EXPLORATION COMPANY


                                             By:    /s/ TERRY W. RATHERT
                                                 ------------------------------
                                             Name:  Terry W. Rathert
                                                   ----------------------------
                                             Title: Vice-President - Planning
                                                    and Administration
                                                    ---------------------------

                                             CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION, individually and as
                                             Agent


                                             By:    /s/ ROBERT C. MERTENSOTTO
                                                 ------------------------------
                                             Name:  Robert C. Mertensotto
                                                   ----------------------------
                                             Title: Managing Director
                                                    ---------------------------

                                             BANK OF MONTREAL


                                             By:    /s/ MELISSA A. BAUMAN
                                                 ------------------------------
                                             Name:  Melissa A. Bauman
                                                   ----------------------------
                                             Title: Director, U.S. Corporate
                                                    Banking
                                                    ---------------------------


                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By:    /s/ PHILIPPE SOUSTRA
                                                 ------------------------------
                                             Name:  Philippe Soustra
                                                   ----------------------------
                                             Title: Senior Vice President
                                                    ---------------------------

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                                             FIRST UNION NATIONAL BANK


                                             By:  /s/ ROBERT R. WETTEROFF
                                                 ------------------------------
                                             Name:  Robert R. Wetteroff
                                                   ----------------------------
                                             Title:  Senior Vice President
                                                    ---------------------------


                                             BANK OF AMERICA, N.A., formerly
                                             NationsBank, N.A.


                                             By:  /s/ JAMES V. DUCOTE
                                                 ------------------------------
                                             Name:  James V. Ducote
                                                   ----------------------------
                                             Title:  Vice President
                                                    ---------------------------


                                             SOCIETE GENERALE
                                             SOUTHWEST AGENCY


                                             By:  /s/ RICHARD A. GOULD
                                                 ------------------------------
                                             Name:  Richard A. Gould
                                                   ----------------------------
                                             Title:  Director
                                                    ---------------------------

                                             BANKBOSTON, N.A.


                                             By:  /s/ TERRENCE RONAN
                                                 ------------------------------
                                             Name:  Terrence Ronan
                                                   ----------------------------
                                             Title:  Director
                                                    ---------------------------


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                                             BANK ONE, TEXAS, NA


                                             By:  /s/ CHRISTINE M. MACAN
                                                 ------------------------------
                                             Name:  Christine M. Macan
                                                   ----------------------------
                                             Title:  Vice President
                                                    ---------------------------

                                             HIBERNIA NATIONAL BANK


                                             By:  /s/ DAVID R. REID
                                                 ------------------------------
                                             Name:  David R. Reid
                                                   ----------------------------
                                             Title:  Senior Vice President
                                                    ---------------------------





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